Exhibit 10.1

                                 LOAN AGREEMENT

Wachovia Bank, National Association
5 Research Drive
Shelton, Connecticut  06084
(Hereinafter referred to as the "Bank")

Thermodynetics, Inc.
651 Day Hill Road
Windsor, Connecticut  06095
(Hereinafter referred to as "Borrower")

This Loan Agreement ("Agreement") is entered into December 21, 2006, by and between Bank and Borrower.

This Agreement applies to the loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes of even date herewith or other notes subject hereto, as modified from time to time (whether one or more, the "Note") and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete in all material respects. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or any guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing and approved by Bank and as set forth on the policy of title insurance delivered to the Bank in connection with the Loan ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims that may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF CAPITAL. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. ss. 101, as in effect from time to time. COMPLIANCE WITH LAWS. To the best of Borrower's knowledge, Borrower and any subsidiary and affiliate of Borrower and any guarantor are in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. None of Borrower, or any subsidiary or affiliate of Borrower or any guarantor is a Sanctioned Person or has any of its assets in a Sanctioned Country or does business in or with, or derives any of its operating income from investments in or transactions with, Sanctioned Persons or Sanctioned Countries in violation of economic sanctions administered by OFAC. The proceeds from the Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country. "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control. "Sanctioned Country" means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/sanctions/, or as otherwise published from time to time. "Sanctioned Person" means
(i) a person named on the list of Specially Designated Nationals \ or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country to the extent subject to a sanctions program administered by OFAC. ORGANIZATION AND AUTHORITY. Each corporation, partnership or limited liability company Borrower and/or guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporation, partnership or limited liability company Borrower and/or guarantor, as applicable, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing, and approved by Bank. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1986, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan. INDEMNITY. Borrower will indemnify Bank and its affiliates from and against any losses, liabilities, claims, damages, penalties or fines imposed upon, asserted or assessed against or incurred by Bank arising out of the inaccuracy or breach of any of the representations contained in this Agreement or any other Loan Documents.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: ACCESS TO BOOKS AND RECORDS. Allow Bank, or its agents, during normal business hours and upon reasonable advance notice, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank, at Borrower's expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof. BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. CERTIFICATE OF FULL COMPLIANCE FROM ACCOUNTANT. Deliver to Bank, with the financial statements required herein, a certification by Borrower's independent certified public accountant that Borrower is in full compliance with the Loan Documents. COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in 11 U.S.C. ss. 101, as in effect from time to time. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from



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

such companies as Bank may reasonably require. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all replacements, additions and improvements thereto necessary for the proper conduct of its business, unless prohibited by the Loan Documents. NOTICE OF DEFAULT AND OTHER NOTICES. (a) NOTICE OF DEFAULT. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) OTHER NOTICES. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit materially affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority.

NEGATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: CHANGE IN FISCAL YEAR. Change its fiscal year. GUARANTEES. Guarantee or otherwise become responsible for obligations of any other person or persons (except a subsidiary), other than the endorsement of checks and drafts for collection in the ordinary course of business. CROSS-DEFAULT. Default (past any applicable grace period) in payment or performance of any of its obligations under any other loans, contracts or agreements with Bank or Bank's affiliates, nor permit any of Borrower's subsidiaries to default under any other loans, contracts or agreements with Bank or Bank's affiliates. DEFAULT ON OTHER CONTRACTS OR OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed (beyond any applicable grace period). GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower in an amount in excess of $50,000.00 which is not discharged or execution is not stayed within 30 days of entry. RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock unless a program to retire or otherwise acquire any of its capital stock is approved by the Board of Directors of the Borrower and such program does not require the actual expenditure of cash or cash reserves of the Borrower in excess of $250,000, and provided such expenditure does not adversely affect the Borrower's ability to repay the Loan or result in a default by Borrower under any of the Loan Documents.


ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 120 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to Borrower and its subsidiaries, affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. If audited statements are required, all such statements shall be examined by an independent certified public accountant reasonably acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by


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

Borrower or any other person or entity. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

TAX RETURNS. Borrower shall deliver to Bank, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by Borrower to be true and complete copies of such returns. In the event an extension is filed, Borrower shall deliver a copy of the extension within 30 days of filing.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, using the financial information for Borrower, its subsidiaries, affiliates and its holding or parent company, as applicable: FIXED CHARGE COVERAGE RATIO. Borrower shall, at all times, maintain a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00. This covenant shall be calculated at Borrower's fiscal year end. "Fixed Charge Coverage Ratio" shall mean the sum of net income plus interest expense, depreciation and amortization expense plus rent expense less all dividends, distributions and withdrawals and all unfinanced capital expenditures divided by the sum of current maturities of long term debt, current maturities of long term capital leases, plus rent expense, plus interest expense. This covenant shall be measured annually. TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO. Borrower shall, at all times, maintain a ratio of Total Liabilities to Tangible Net Worth of not more than 1.50 to
1.00. "Total Liabilities" shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes, debt fully subordinated to Bank on terms and conditions acceptable to Bank, and other deferred sums appearing on the liabilities side of a balance sheet and all obligations as lessee under off-balance sheet synthetic leases of Borrower, all in accordance with generally accepted accounting principles applied on a consistent basis. "Tangible Net Worth" shall mean total assets minus Total Liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets. This covenant shall be measured annually. DEPOSIT RELATIONSHIP. Borrower shall maintain its primary depository account with Bank.

CONDITIONS PRECEDENT. The obligations of Bank to make the loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
ADDITIONAL DOCUMENTS. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request.

CONNECTICUT PREJUDGMENT REMEDY WAIVER. EACH BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHTS TO NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be duly executed under seal.


                              Thermodynetics, Inc.


                              By:  /s/ JOHN F. FERRARO           (SEAL)
                                  -------------------------------
                                       John F. Ferraro, Chairman



                              Wachovia Bank, National Association


                              By: /s/ BRIAN PORCH                        (SEAL)
                                  --------------------------------------
                                      Brian Porch, Senior Vice President

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